SONNET BioTherapeutics

POWERING A NEW WAVE OF IMMUNE THERAPEUTICS

Corporate Presentation

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements about **Sonnet BioTherapeutics** based on management's current expectations which are subject to known and unknown uncertainties and risks. Words such as "anticipated," "initiate," "expect," "intend," "plan," "believe," "seek," "estimate," "may," and variations of these words or similar expressions are intended to identify forward-looking statements. Our actual results could differ materially from those discussed due to a number of factors, including, but not limited to, our ability to raise additional equity and debt financing on favorable terms, the success of our R&D programs, our ability to obtain regulatory approval of our clinical assets and other risk factors.

We are providing this information as of the date of this presentation and do not undertake any obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise. Unless the context requires otherwise, references to "Sonnet," "Company," "we," "us" and "our" refer to **Sonnet BioTherapeutics**.


SONNET
BioTherapeutics

Powering a New Wave of Immune Therapeutics

CORPORATE FOCUS

Prioritize development of assets with partnering interest

Cost-cutting initiative to reduce operating expenses by approximately 30%

Existing material supply agreement with Roche and J&J pipeline evaluation offer licensing expansion opportunities

FORTHCOMING MILESTONES

SON-1010: Safety from the Phase 1 monotherapy study, 2H24

SON-1010: Response data from Phase 1 monotherapy study, 1H25

SON-1010: Additional safety data and other updates from Phase 1b/2a PROC study in combination with atezolizumab, 1H25

SON-080: Additional data from CIPN study, 2H24

SON-080: Initiate Phase 2 study in DPN, pending the outcome of any partnering activity

SON-1210: Initiate regulatory authorization process, pending the outcome of any partnering activity

PLATFORM TECHNOLOGY

Proprietary, patented **Fully Human Albumin Binding** (F_HAB®) platform provides considerable payload flexibility with asset generation capabilities across major biologic drug classes

- Targeted delivery to the tumor microenvironment with increased *in vivo* efficacy
- Single or bifunctional drug delivery provides the mechanism of action
- Extended pharmacokinetics (PK) due to binding of native albumin

Sonnet's F_HAB technology utilizes a single-chain antibody fragment (scFv) capable of delivering one or two active drug moieties

- Therapeutic payloads attached via flexible linker peptides

Following administration, Sonnet's F_HAB derived candidates bind to and "hitch-hike" on endogenous Human Serum Albumin (HSA) for transport to lymphoid tissues and the tumor microenvironment

- F_HAB has been designed to bind, unbind, and rebind to albumin in an on-and-off fashion through a physical bonding mechanism, obviating the need for chemical conjugation

Pipeline Overview

	PROGRAM	INDICATIONS	DISCOVERY	PRECLINICAL	PHASE I	PHASE II	PHASE III	PARTNER
F_HAB Platform	SON-1010 (IL12-F_HAB)	Solid Tumors						
F_HAB Platform	SON-1010 (IL12-F_HAB)	Platinum-Resistant Ovarian Cancer (PROC)						Roche
F_HAB Platform	SON-1210 (IL12-F_HAB-IL15)	Solid Tumors						
F_HAB Platform	SON-1410 (IL18-F_HAB-IL12)	Melanoma, Renal Cancers						
F_HAB Platform	SON-3015 (Anti-IL6-F_HAB-Anti-TGFβ)	Tumor and Bone Metastases						
	SON-080 (Low-dose IL-6)	Chemotherapy Induced Peripheral Neuropathy (CIPN)						
	SON-080 (Low-dose IL-6)	Diabetic Peripheral Neuropathy (DPN)						New Life Therapeutics

Sonnet Pipeline Targets

Multiple Points of Intervention



IL-18
Tumor Antigen
Mature Dendritic Cell (antigen presenting)
Antigen Fragments
Naïve T-cell
Lymph
Tumor
Antigen receptors
Effector cells:
1. Activate other immune cells
2. Kill “target cells”
Activated T-cell
Immature Dendritic Cell
Memory cells:
1. Circulate months → years
2. Ready to rapidly respond to same antigen again
Antigen Recognition
Activated APC
T-cell Interaction
T-cell Activation
Replication of antigen-specific T-cells
T-cells become specialized
GM-CSF
IL-12
IL-15

F_HAB PLATFORM TECHNOLOGY


SONNET
BioTherapeutics

Sonnet's Technology Advantage



One or two payloads can be attached with flexible linkers
FHAB
IL-12
SON-1010 binds to Albumin
Albumin binds FcRn to extend half-life
Albumin binds GP60 in tumor vessels
Albumin binds SPARC in the TME at low pH
Albumin binds FcRn or the GP60 receptor on tumor vessel walls, then is transported into the TME with SON-1010 in tow
SON-1010 binds albumin in systemic circulation
Tumor Cell
Neutrophil
T cell
Dendritic cell
B cell
MDSC
NK Cell
Macrophage
Tumors secrete SPARC to bind albumin tightly at lower pH as an energy source
IL-12 on SON-1010 binds receptors on NK, CD8, CD4, and B cells to promote activation with IFNγ and antibody secretion, modulate MDSCs into M1 APCs, and inhibit Treg differentiation. IFNγ upregulates PD-L1 on tumor cells.
= SON-1010
= SON-1010 activating an immune cell
= SPARC
= FcRn
= GP60 Receptor
Created with BioRender.com

For a video displaying the F_HAB mechanism, please click here

Asset Profile: SON-1010 (IL12-F_HAB)
Stage: Phase 1b/2a combination study with atezolizumab initiated in PROC
Indications: Solid Tumors

Product Description: Asset delivery and targeting by albumin binding mechanism via the F_HAB domain, which results in accumulation of SON-1010 in the microenvironment of solid tumors (TME) through binding to FcRn, GP60, and SPARC, thereby enhancing penetration and retention with increased efficacy. SON-1010 has demonstrated improved pK via binding to FcRn, similar to full MAbs, and improved tumor delivery, all available in a single patented construct.

Platform Attributes:

- Fully human construct – Low/No Immunogenicity
- Mammalian cell production (CHO) – Glycosylated
- Small size with linear flexibility – Optimized tumor penetration
- Enhanced PK – FcRN binding
- Targeted – GP60 and SPARC
- Asset Optionality: Single or Bispecific payload capacity
- Modular – Rapid asset development

F_HAB: Superior Uptake and Retention in Tumor Tissue

An *in vivo* demonstration of SPARC-mediated binding with optimized retention using albumin



F_HAB alone
Anti-TGFβ, no F_HAB
Anti-TGFβ-F_HAB
50kD
25kD
0.5
4
12
24
0.5
4
12
24
0.5
4
12
24
hours

Results show F_HAB enhanced EPR = Efficacy

Western blot of Mouse 4T1 (TGFβ positive tumor@150mm^3) extracts from mice 0.5-24 hours post IV injection with 100 μg/mouse of **F_HAB**, anti-TGFβ or anti-TGFβ-**F_HAB**

F_HAB present at 0.5 hours, peaks at 4 hours and detectable through 24 hours

Anti-TGFβ present at 0.5 hours, declines at 4 hours and undetectable at 12 and 24 hours

Anti-TGFβ-**F_HAB** present at 0.5 hours and detectable through 24 hours

PROOF-OF-CONCEPT

AACR Annual Meeting 2017, Poster #588

Biodistribution Profile Using Radiolabeled mIL12-FHAB and mIL12

mIL12-FHAB Accumulates in Tumor and Draining Lymph Nodes



Tumor Biodistribution
%ID / Gram
1.2
1
0.8
0.6
0.4
0.2
0
6 HR
24 HR
48 HR
96 HR
Time
89Zr-mIL12
89Zr-mIL12-FHAB

Comparative time course accumulation in B16F10 melanoma tumors of ^{89}Zr-mIL12 versus ^{89}Zr-mIL12-FHAB at 6, 24, 48 and 96 hours



Lymph Nodes Biodistribution
%ID / Gram
2.5
2
1.5
1
0.5
0
6 HR
24 HR
48 HR
96 HR
Time
89Zr-mIL12
89Zr-mIL12-FHAB

Comparative time course accumulation in lymph nodes of ^{89}Zr-mIL12 versus ^{89}Zr-mIL12-FHAB at 6, 24, 48 and 96 hours

F_HAB: Enhanced Pharmacokinetic Characteristics

Comparing the pharmacokinetic characteristics of naked IL-12 and IL-15 versus the same interleukins linked to Sonnet's F_HAB

Method: *8 mice C57B/ TP, age 9.5 weeks, dose IV, sacrificed @ 5, 15, 30 mins, 1, 2, 4, 8, 24 & 48 hrs. Serum tested by ELISA.*



IL12-FHAB
IL12WT
IL15-FHAB
IL15WT
Protein Concentration (pg/ml)
10,000,000
1,000,000
100,000
10,000
1,000
100
10
1
t1/2 β = 9.5 hrs
t1/2 β = 2.5 hrs*
t1/2β ~ 7.0 hrs
t1/2 β = 0.6 hrs
* IL12 pK in Mice ~3 hrs J. Immunol. 164, 839-847
* IL15 pK in Mice~ 0.5 hrs 2012 PLoS ONE 7(2):
0 5 10 15 20 25 30
Time (Hours)

Fusion to **F_HAB** increased the plasma half-life of **IL-12 > 4x** and **IL-15 >10X**

IL-12 MW = 70 Kd
vs IL-15 MW = 13Kd

AACR Annual Meeting 2017, Poster #588

$F_H AB$: Defining A Better Platform Technology

SONNET BioTherapeutics

Sonnet $F_H AB$ Constructs
Albumin Binding



VL
VH

ATTRIBUTES	QUALIFIER
Mode	Mono or Bi-Specific
pK; Alb binding to FcRn	+++ Dosing 3-4 weeks
Glycosylated CHO expressed	+
Tumor Targeting and Retention	++++ Albumin binds gp60 and SPARC
Tumor Penetration, Size and Linear Flexibility	+++ 85-104 kD
Controllable Quantity Dosing	+++

PEG
1-PEG-IL-2(active)



ATTRIBUTES	QUALIFIER
Mode	Mono
pK; Size only	++ Dosing 1-2 weeks
Glycosylated Non mammalian	-
Tumor Targeting and Retention	-
Tumor Penetration Globular	+ ~100+ kD
Controllable Quantity Dosing	++

Fc/IgG



hp35
hp40
Fc



NHS-IL 12
IL 12
IL 12

ATTRIBUTES	QUALIFIER
Mode	Mono or Bi-Specific
pK; FC Binding to FcRn	+++ Dosing 3-4 weeks
Glycosylated CHO expressed	+
Tumor Targeting and Retention	++
Tumor Penetration Globular	++ 100-300 kD
Controllable Quantity Dosing	+++

DNA / Viral
Gene Therapy
Viral Gene Therapy



ATTRIBUTES	QUALIFIER
Mode	Mono
pK	++ Dosing 2-4 weeks
GMP - BSL-2 classified facility	+
Tumor Targeting DNA	Intratumoral Injection *
Tumor Targeting Viral	Viral tumor cell lysis
Controllable Quantity Dosing	Issues of variable spread, penetration, resistance and anti-viral immunity

** No ADCC / CDC Activity*

Jung, OncoImm 2018, 7:e1438800
Greiner, Imm Targ & Ther 2021, 10:155–69
Algazi, Clin Canc Res 2020, 26:2827-37
Martinez, JCI, 2019; 129:1407-18



F_HAB: PRECLINICAL PROOF-OF-CONCEPT

SON-1010: Reduces Tumor Growth in Mice

IL12-F_HAB (1.3μg) vs IL-12 (30μg) in B16F10 Melanoma



Placebo
IL12-FHAB (1.3μg) = Molar 0.9μg of IL-12
IL-12 (30μg)
1:30 ratio of IL-12
Tumor Volume mm3
3000
2500
2000
1500
1000
500
0
Dose
2857
1996
1002
0
2
4
6
8
10
Days

IL-12 (1μg) and IL12-F_HAB (1.3μg) are molar equivalent and have similar bioactivity, *in vitro*; however, *in vivo*, F_HAB is approximately 30-fold more potent than IL-12 (at day 10, 1.3μg IL12- F_HAB > IL-12 30μg)

PROOF-OF-CONCEPT

AACR Annual Meeting 2017, Poster #588

SON-1210: Optimized Bispecific Activity

SONNET BioTherapeutics

Lymphoblast proliferation assay (IL-12)



IL12 (R&D ref)
IL12-F_HAB-IL15
RLU
25000
20000
15000
10000
[Agonist], pM

IFN-γ release assay (IL-12)



IL12 (R&D ref)
IL12-FHAB-IL15
IL12-FHAB
hIFNg (pg/ml)
400
350
300
250
200
150
100
50
0
750
150
30
6
1.2
0
Dose (pM)

CTLL-2 proliferation assay (IL-15)



IL12-FHAB-IL15
IL15 (R&D ref)
O.D.(490nm)
2.5
2.0
1.5
1.0
0.5
0.1
1
10
100
1000
[Agonist], pM

- Cell-based assays showed no loss of biological activity for either IL-12 or IL-15, suggesting no steric hindrance of the bispecific construct
- Synergistic effect of IFN-γ production was observed with the IL-12, IL-15 bispecific F_HAB

AACR Annual Meeting 2017, Poster #588

Flow Cytometry Analysis

Comparison of Efficacy Tumor & Spleen Immune Cell Type Day 5, TV ~400mm^3	IL12-F$_H$AB (1µg) Inhibition 37%		IL12-F$_H$AB-IL15 (5µg) Inhibition 78%		IL18-F$_H$AB-IL12 (5µg) Inhibition 65%	
	Tumor	Spleen	Tumor	Spleen	Tumor	Spleen
Cell Population						
T cells	0.8	1.0	0.5	0.9	1.2	0.9
CD4+ T Cells	0.8	0.6	1.2	0.5	1.2	0.7
Th1 Cells	**1.6**	1.0	**1.7**	0.8	**3.4**	1.8
CD8+ T Cells	**1.2**	0.8	**1.4**	0.7	**6.5**	0.9
Cytotoxic CD8+, IFNγ	**1.8**	1.5	**3.6**	1.7	**1.8**	1.5
NK Cells	**1.5**	1.1	**3.3**	1.3	**2.5**	1.3
NK Cells, IFNγ	**1.7**	0.6	**6.0**	0.7	**12.0**	2.7
M1 Macrophages	1.4	2.9	1.4	3.0	1.8	3.2
M2 Macrophages	0.2	1.2	0.3	4.0	0.1	3.5
Regulatory (T Reg) Cells	0.9	1.2	0.6	0.8	1.7	1.6

Flow cytometry analysis of interleukin constructs: At Day 5 post single dose, an increase in immune-stimulating cells was observed within tumors, corresponding to a decrease in tumor volume. Also, there was a transition of M2 to M1 in the tumor. IL18-F$_H$AB-IL12 showed the strongest infiltration of immune cells into the tumor, likely due to the biology of IL-18.

SON-1210: Positioned For Clinical Development

SONNET BioTherapeutics



B16F10 mouse model
Tumor Volume (mm³)
2400
2100
1800
1500
1200
900
600
300
0
2 4 6 8 10 12 14 16 18 20 22
Days
1x
3x
% Inhibition
Tumor Bearing Placebo
39% 1µg IL12-FHAB-IL15
78% 5µg IL12-FHAB-IL15
41% 5µg IL15 and IL12 Ref
91% 5 µg IL12-ABD-IL15 (x3)



FHAB
IL15
VL
IL12
VH
Albumin Binding Domain
Therapeutic Payload A
SON-1210
Binds albumin in circulation

- IL12-F_HAB-IL15 produced a greater reduction in tumor volume than higher doses of the individual cytokines in the B16F10 mouse model
- SON-1210 elicited no serious adverse events in repeat, subcutaneous dosing in a GLP toxicology study
- SON-1210 was well-tolerated using dosing levels in NHP of at least 50x higher than the highest anticipated human clinical dose level
- Data show controlled induction of IFNγ with no signs of cytokine release syndrome or off-target toxicity

SON-1410: A Novel Bispecific

IL18-F_HAB-IL12 showed statistically significant tumor size reduction versus placebo in a mouse melanoma study, as well as a dose response.

Test Article	Day 0, Single Dose Tumor @ 100 mm^3	Day 8 Tumor Volume (mm^3 ± SEM), N=8	Day 8 Percentage Tumor Shrinkage
Placebo	NA	1747 ± 301	-
IL18-F_HAB-IL12	1 µg	918 ± 130	47%
IL18-F_HAB-IL12	5 µg	619 ± 141	65%

- Synergy between these interleukins, as IL-18 upregulates the IL-12 receptor and IL-12 upregulates the IL-18 receptor
- IL-18 also increase chemokines CXCL9 and CXCL10 for immune cell migration into the tumor
- FACS analysis showed SON-1410 has the potential to make a nonresponsive tumor immunologically responsive
- Data indicated significantly greater reduction in tumor volume, higher IFN-γ levels and immune cell responses (NK, NKT, Th1, and cytotoxic CD8 T cells), and enhanced infiltration into tumor

SON-1010: CLINICAL PROGRAM

Clinical Program: SB101/SB102 Study Designs

SONNET BioTherapeutics

SB102: SAD for PK/PD/FACS in Healthy Volunteers
n=31



Dose Level 4
300 ng/kg
(≈200 ng/kg rhIL-12)
Dose Level 3
150 ng/kg
Dose Level 2
100 ng/kg
Dose Level 1
50 ng/kg
6 per cohort
Interim PK Analysis & Modeling
Dose Level 5
300→750ng/kg
q3wks
(≈ 500 ng/kg rhIL-12)
Dose Level 4
150→500ng/kg
q3wks
Dose Level 3
150→300ng/kg
q4wks → 3wks
Dose Level 2
150 ng/kg q4wks
Dose Level 1
50 ng/kg q4wks
3-6 per cohort

SB101: Safety compared with rhIL-12, along with MTD/RP2D in Cancer
n=15

- Rapid enrollment of healthy volunteers in the SAD provides clean PK data without interpretation challenges from prior cancer treatment effects
- Simulation using continual reassessment model allows prediction of safe doses in the MAD that have more potential for effect on the tumor micro-environment, encouraging enrollment
- Clinical pharmacology support and HV SAD allows for much lower cost and faster completion
- MTD/RP2D in solid tumor patients provides path to combination studies

Shen, Clin Transl Sci (2019) 12:6
Karakunnel, J Transl Med (2018) 16:336

SB101: Safety Data

Related TEAEs by Grade	50 ng/kg q4w (N=3)	150 ng/kg q4w (N=3)	150 → 300 ng/kg q4w (N=3)	150 → 300 ng/kg q3w (N=3)	150 → 540 ng/kg q3w (N=3)
Tachycardia (Grade 1)		1 (33.3)			
Nausea (Grade 1)	1 (33.3)				
Chills (Grade 1)		1 (33.3)		1 (33.3)	
Fatigue (Grade 1)		1 (33.3)		1 (33.3)	
Injection site pain (Grade 1)	1 (33.3)	3 (100.0)			
Pain (Grade 1)	1 (33.3)				
Pyrexia (Grade 1)		1 (33.3)	1 (33.3)		1 (33.3)
Decreased appetite (Grade 1)	1 (33.3)				
Oedema peripheral (Grade 1)	1 (33.3)	1 (33.3)			
Arthralgia (Grade 1)	1 (33.3)				
Limb discomfort (Grade 1)	1 (33.3)				
Muscular weakness			1 (33.3)		
Myalgia (Grade 1)	2 (66.7)			1 (33.3)	1 (33.3)
Pain in extremity (Grade 1)	1 (33.3)	1 (33.3)			
Headache (Grade 1)		1 (33.3)		1 (33.3)	
Night sweats (Grade 1)		1 (33.3)			
Rash pruritic (Grade 1)	1 (33.3)			1 (33.3)	
Hot flush (Grade 1)	1 (33.3)				
Abdominal Pain (Grade 1)				1 (33.3)	
Eyelid swelling (Grade 1)				1 (33.3)	
Dysphonia (Grade 1)				1 (33.3)	
Oropharyngeal pain (Grade 1)					1 (33.3)
Lymphadenitis (Grade 1)				1 (33.3)	
Fatigue (Grade 2)	3 (100.0)		1 (33.3)		
Pruritis (Grade 2)				1 (33.3)	
ALT increased (Grade 2)		1 (33.3)			
AST increased (Grade 2)		1 (33.3)			
Lipase Increased (Grade 3)			1 (33.3)		

(unaudited, as of 2/28/23)

SB101 Cytokine Assay Results

- Primary PD parameters included IFNγ, IL-1β, IL-2, IL-4, IL-6, IL-8, IL-10, and TNFα, assayed using the MSD platform.
- Increases in IFNγ (showing an IL-12 effect and potential for tumor control) were dose-related, controlled, and prolonged.
- SON-1010 induced IFNγ with both the first and second doses in all patients. The levels peaked at 24 to 48 hours and returned to baseline after 2 to 4 weeks.
- The C_{max} was about 50 pg/mL after 50 ng/kg SON-1010, 125 pg/mL after 150 ng/kg, and 200 pg/mL after 300 ng/kg.
- Low amounts of IL-10 were induced with each dose in a dose-dependent manner, which could also be a result of the increase in IFNγ.
- No consistent pattern of response was seen with IL-1β, IL-6, IL-8, or TNFα and there was no evidence of cytokine release syndrome (CRS) at these doses.



IFN-γ
IFN-γ pg/mL
1000
100
10
1
0 7 14 21 28 35 42 49 56
Day
IL-10
IL-10 pg/mL
100
10
1
0.1
0 7 14 21 28 35 42 49 56
Day
IL-6
IL-6 pg/mL
100
10
1
0 7 14 21 28 35 42 49 56
Day
IL-8
IL-8 pg/mL
100
10
1
0 7 14 21 28 35 42 49 56
Day
M1 50 ng/kg q4w
M2 150 ng/kg q4w
M3 150* -> 300 q4w
M3b 150 -> 300 q3w

SON-1010 Interim PK Analysis after Cohort 3

- Typical dose-related increases were seen with SON-1010, with single compartment kinetics in cancer and the potential for two compartments in healthy volunteers
- The preliminary geometric mean elimination half-life ($t_{½}$) was 113 hours in SB101, compared to 12 hours with rhIL-12[1]
- C_{max} was 39 to 197 pg/mL, and the geomean exposure ($AUC_{0\text{-}inf}$) was 8,620 to 43,600 h*pg/mL
- The accumulation estimates are not likely to be physiologically significant with dosing of SON-1010 every 3 weeks


SB101 PK, Cycle 2 in Cancer
SON-1010 pg/mL
Days since dose
1: 50 q4w C2
2: 150 q4w C2
3: 150/300 q4w C2
3b: 150/300 q3w C2
0
20
40
60
80
100
120
140
160
180
0
7
14
21
28


SB102 PK, SAD in Healthy Volunteers
SON-1010 pg/mL
Day
50 ng/kg
100 ng/kg
150 ng/kg
0
50
100
150
0
7
14
21
28
SON-1010 pg/mL
Day
0
1
2
3
4
5
6
7

1 Bajetta, Clin Canc Res (1998) 4:75

SB101: Influence on Tumor Size

SONNET BioTherapeutics



Cohort M1
50 ng/kg q4w
Cohort M2
150 ng/kg q4w
Cohort M3*
150 -> 300 ng/kg q4w
Cohort M3b
150 -> 300 ng/kg q3w
Cohort M4
150 -> 540 ng/kg q3w
101-1002
101-1003
101-1004
101-1006
101-1007
101-1008
101-1009
101-1012
101-1014
101-1015
101-1016
101-1018
106-1001
101-1022
101-1023
PD at Entry
SD at Entry
Stable Disease
iUPD
PD / iCPD
Continued Response
0
30
61
91
122
152
183
213
243
274
304
335
365
395
Days since study start
* 1st patient dosed at 300 → 300

- The swimmers plot shows the status for each patient and whether they had PD or SD at study entry. If patients are clinically stable and have tumor growth that might represent either tumor inflammation (a positive effect of SON-1010) or 'unconfirmed progression' (iUPD by iRECIST), they can continue on study until progression is confirmed (iCPD).
- Nine of 15 (60%) patients had SD at the first follow-up CT, 4 of whom were progressing at study entry. **5 of 14 (36%) patients remained stable at 4 months, suggesting clinical benefit.** The mean PFS is 141 days (4.5 months).
- One patient (#1002) with endometrial sarcoma who was progressing at study entry has SD after 11 months on SON-1010 with smaller tumors and complete resolution of her ascites for a time, but her ascites has partially returned. Two patients (in M3b) at higher doses are stable at 6 months.

Unaudited, as of 4/3/23

SB101 Clinical Program: High Level Summary

- Preliminary PK modeling suggests $t_{1/2}$ in humans is ~120 hours
  - Compares favorably with rhIL-12 $t_{1/2}$ of 5-12 hours
- No Dose Limiting Toxicities to date in 15 patients
- Mostly mild with very few more significant adverse events
  - AEs consistent with published literature for IL-12
  - All have been transient in nature
  - AEs are less numerous and less intense after the first dose
- The INFγ response was dose-related, controlled and prolonged
- 5 of the first 14 patients (36%) have evidence of clinical benefit (SD at 4 months)
- Cytokine results suggest SON-1010 has extended PK, targeting of tumor tissue, and induction of an IL-12 effect, without Cytokine Release Syndrome



Interim PK Analysis & Modeling
Dose Level 5
300→750ng/kg q3wks (≈ 500 ng/kg rhIL-12)
Dose Level 4
150→500ng/kg q3wks
Dose Level 3
150→300ng/kg q4wks → 3wks
Dose Level 2
150 ng/kg q4wks
Dose Level 1
50 ng/kg q4wks 3-6 per cohort

SB101: Safety compared with rhIL-12, along with MTD/RP2D in Cancer

Atkins (1997) Clin Cancer Res 3: 409-417
Bajetta (1998) Clin Cancer Res 4:75-85

SON-1010: Proposed Development Pathway
Core Safety and Efficacy Studies


NHP – Tox, PK, Repeat dose
Mouse Tumor Model: Combo anti-PD1 & mIL12-F_HAB
SB101, SB102 Studies
SB221 Study
IND
MTD in advanced solid tumor, SAD in NHV
Phase 1b/2a combo in PROC POC (E-R)
Phase 2b Dose Finding
Phase 3 (w pop PK)
Phase 3 (w pop PK)
BLA
Breakthrough effect? If so, expand in discussion with FDA

Next Steps

SONNET BioTherapeutics

SON-1010 in Combination with atezolizumab (Tecentriq®)

- **SB221 Study:** Collaboration with Roche/Genentech[1]
- Phase 1b/2a adaptive design study to assess the safety, tolerability, PK/PD, and POC of SON-1010 alone or in combination with atezolizumab in patients with platinum-resistant ovarian cancer (PROC)[2]
- **Part 1**
  - Dose escalation of SON-1010 with fixed dose atezolizumab
  - Expand at RP2D in PROC
  - Designed to show statistically significant clinical effect
  - SB101 safety data enables SB221 Part 2
- **Part 2**
  - Randomized comparison of SON-1010 as monotherapy vs. combination with atezolizumab vs. SOC
  - Designed to show proof-of-concept in PROC

1 Sonnet PR, 9 Jan 2023
2 https://clinicaltrials.gov/ct2/show/NCT05756907

SON-1010 EXECUTIVE SUMMARY

- Next Generation Oncology Platform (F_HAB)
  - Confers both tumor targeting and enhanced pharmacokinetics (PK)
  - Fully human protein sequence, and thus, no predicted immunogenicity
- First immune activator with tumor-targeting functions on a proprietary F_HAB platform
- Encouraging preclinical data in a cancer model
  - Tumor growth inhibition, associated with the induction of IFNγ (i.e., potentially better efficacy with lower dosing), in the "immunologically cold" B16F10 melanoma model, with a 30-fold increase in therapeutic index vs. wild-type IL-12
- GLP toxicology data
  - Up to 50x the human dose is safe in monkeys with NO Cytokine Release Syndrome
- Clinical data experience for IL12-F_HAB
  - Normal healthy volunteer study – PK was significantly enhanced compared to historical rIL-12
  - Cancer patient study – demonstrates transient, mild-to-moderate toxicity with NO cytokine release syndrome
    - PK profile suggests direct targeting of tumor tissue, consistent with F_HAB construct design
    - Preliminary clinical benefit in 36% of patients with advanced solid tumors
- Broad, global intellectual property, including composition of matter, indications and manufacturing.
- Pipeline includes first-in-class bifunctional oncology products: SON-1210 and SON-1410
  - Agreement with Janssen for the evaluation of three Sonnet product candidates
  - Collaboration with Roche for clinical evaluation of SON-1010 with atezolizumab (Tecentriq®) in ovarian cancer

SON-080 (LOW-DOSE IL-6)

CHEMOTHERAPY-INDUCED PERIPHERAL NEUROPATHY AND DIABETIC PERIPHERAL NEUROPATHY



IL-6 Is Neurotrophic



Myelin sheet

Stimulates production of Myelin Binding Protein (MBP)

Neuron

Protects Neurons from excitotoxic injury

Nerve function

Reinstates nerve conduction velocity

Sensory function

Normalizes sensations

Epidermal Innervation reinstates nerve fiber density


Sensory Nerve Conduction Velocity
Time (s)
55
50
45
40
35
30
*
*
*
Control Vehicle
Cisplatin Vehicle
Cisplatin IL-6 (3 μg/kg)
Csiplatin IL-6 (10 μg/kg)


Intraepidermal nerve fibers density
Number of fibers per field
9
8
7
6
5
4
3
2
1
0
*
*
Control Vehicle
Vincristine Vehicle
Vincristine IL-6 (10μg/kg/d)


Hot plate test
Time to response (s)
6
5
4
3
2
1
0
*
*
Control Vehicle
Vehicle
IL-6 (3μg/kg/d)
IL-6 (10μg/kg/d)
Cisplatin

IL-6: Safe and Well Tolerated at the Target Dose

Phase I / II Clinical Data

CONDITION	Thrombocytopenia
PATIENT	n = 213; all types also including Grade III/IV cancer
STUDIES	10 independent Phase I/II studies
CO-TREATMENT	Diverse antineoplastic therapies
DOSES	0.25-32 μg/kg/day, or 5-20 μg/kg/TIW SC
DURATION	Up to 10 weeks

SIDE EFFECT PROFILE	Similar AEs and SAEs to controls, e.g. fever and rigor, headache, vomiting (at target dose range) No exacerbation of pain or neuropathy were observed after IL-6 administration
SAFETY WINDOW	MTD = 5μg/kg/day or 10μg/kg/TIW Doses below 2.5 μg/kg/day were well tolerated Sonnet target dose will be 0.2 – 0.8 μg/kg/TIW, 50 times below the estimated MTD

Corporate Summary

Immune Oncology

Immune stimulation using a proprietary **Fully Human Albumin Binding** (F_HAB) platform to target the tumor microenvironment

Safety

Single dose of **SON-1010** shown to be safe and well tolerated in healthy volunteers.

Multiple doses of SON-1010 shown to be safe with early clinical benefit in patients with solid tumors.

Demonstrated Activity in Clinical Studies

- 10x enhanced PK compared to rIL-12
- Tumor targeting shown by comparing PK curves with healthy volunteers
- Superior efficacy of cytokines while attached to F_HAB compared to their naked counterparts in preclinical studies

Milestones:

SON-1010: Safety from the Phase 1 monotherapy study, 2H24
SON-1010: Response data from Phase 1 monotherapy study, 1H25
SON-1010: Additional safety data and other updates from Phase 1b/2a PROC study in combination with atezolizumab, 1H25
SON-080: Additional data from CIPN study, 2H24
SON-080: Initiate Phase 2 study in DPN, pending the outcome of any partnering activity
SON-1210: Initiate regulatory authorization process, pending the outcome of any partnering activity

F_HAB Pipeline Business Development

Existing material supply agreement with Roche and J&J pipeline evaluation offer licensing expansion opportunities

Intellectual Property

PCT and US Patents in prosecution, as well as six provisional patents filed (*i.e.,* potential utility with ADCs, Checkpoint Inhibitors and CAR-Ts; Continuous Intensified Perfusion Manufacturing; Novel Formulations)

US Patent No. 11,028,166, "*Albumin Domain Fusion Proteins*", Issued June 2021